CERTIFICATION OF THE CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Auxilio, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Etienne Weidemann, Chief Executive Officer and Paul T. Anthony Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  May 13, 2008

By:                  /s/ Etienne Weidemann
   Etienne Weidemann, Chief Executive Officer

                                                                By:                 /s/ Paul T. Anthony
  Paul T. Anthony, Principal Financial Officer